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Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The annual report on Form 10-K/A for the year ended June 30, 2009 (the "Form 10-K/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: May 14, 2010
/s/ Richard E. Forkey Richard E. Forkey, Chairman of the Board, Chief Executive Officer, Principal Executive Officer, President and Treasurer
/s/ Jack P. Dreimiller Jack P. Dreimiller, Chief Financial Officer Principal Financial Officer and Principal Accounting Officer

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  Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)